Exhibit 99.51

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-G

KEY PERFORMANCE FACTORS
August 31, 2000



Expected B Maturity 7/15/2005


Blended Coupon 6.9355%


Excess Protection Level
3 Month Average   3.36%
August, 2000   3.36%
July, 2000  N/A
June, 2000  N/A


Cash Yield19.24%


Investor Charge Offs 4.23%


Base Rate11.64%


Over 30 Day Delinquency 4.84%


Seller's Interest10.94%


Total Payment Rate14.32%


Total Principal Balance$55,220,806,818.68


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,039,606,300.19

For purposes of calculating the Base Rate and Excess Protection Level, a Coupon of 9.64% (41/360) was used. The Base Rate was calculated using a 41 day monthly period, 7/20/00 to 8/31/00.